UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

HUSSMAN INVESTMENT TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]Fee paid previously with preliminary materials.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

HUSSMAN INVESTMENT TRUST

Hussman Strategic Market Cycle Fund

Hussman Strategic Allocation Fund

Hussman Strategic Total Return Fund

6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043

(513) 587-3400

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 15, 2026

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Hussman Investment Trust (the “Trust”) will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on October 15, 2026 at 10:00 a.m. Eastern time. The Special Meeting is being called for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting.

PROPOSAL: To elect six members of the Board of Trustees of the Trust.

Only shareholders of the Trust at the close of business on September 1, 2026 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

We look forward to either receiving your proxy card so that your shares may be voted at the Special Meeting, or to your attendance at the Special Meeting. Whether or not you expect to be present at the Special Meeting, please complete and promptly return the enclosed proxy card. Your vote is extremely important, no matter how large or small your holdings may be. A postage paid envelope is enclosed for your convenience so that you may return your proxy card as soon as possible. You may also vote easily and quickly by telephone by calling the toll-free number located on the enclosed proxy card or through the Internet as described in such proxy card. It is most important and in your interest for you to vote so that a quorum will be present and a maximum number of shares may be voted. If you have any questions about how to vote your proxy or about the Special Meeting in general, please call Okapi Partners LLC, our proxy solicitor, toll-free 877-839-1083. Representatives are available to assist you Monday through Friday 9 a.m. to 8 p.m. Eastern Time.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. A shareholder may revoke a previously submitted proxy at any time prior to the Special Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246; (ii) properly executing a later-dated proxy; or (iii) attending the Special Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting or any adjourned session(s) thereof.

By Order of the Trustees,

/s/ John P. Hussman, Ph.D.

John P. Hussman, Ph.D.

President

Dated: September 8, 2026

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to participate in the Meeting and vote your shares at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Special Meeting of Shareholders to be held on October 15, 2026. The Notice and accompanying Proxy Statement is available on the Internet at www.OkapiVote.com/Hussman. On this website, you also will be able to access any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

HUSSMAN INVESTMENT TRUST

Hussman Strategic Market Cycle Fund

Hussman Strategic Allocation Fund

Hussman Strategic Total Return Fund

6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043

(513) 587-3400

PROXY STATEMENT QUESTIONS AND ANSWERS

Q.	What is this document and why did we send it to you?

A.	This booklet contains the Notice of a Special Meeting of Shareholders (the “Notice”) of Hussman Investment Trust (the “Trust”) and Proxy Statement, which provide information that you should review before voting on the Proposal that will be presented at the Special Meeting of Shareholders (the “Special Meeting”). You are receiving this proxy material because you are a shareholder of the Trust’s Funds. As a shareholder, you have the right to vote on the Proposal.

Q.	Who is asking for my vote?

A.	The Board of Trustees of the Trust ( the “Trust”) is asking you to vote at the Meeting. The Proposal is to elect six members of the Board of Trustees of the Trust.

Q.	How does the Board recommend I vote?

A.	The Board recommends that you vote “FOR” the Proposal.

Q.	Who is eligible to vote?

A.	Shareholders of record at the close of business on September 1, 2026 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. If you owned shares on the Record Date, you have the right to vote even if you later sold the shares.

Q.	How can I vote my shares?

A.	Please follow the instructions included on the enclosed Proxy Card.

Q.	What if I want to revoke my proxy?

A.	You can revoke your proxy at any time prior to its exercise (i) by giving written notice to the Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, (ii) by authorizing a later-dated proxy (either by signing and mailing another proxy card, or by calling Okapi Partners LLC (the “Proxy Solicitor”) at 877-839-1083 or (iii) by voting at the Meeting.

Q.	What happens if the shareholders don’t approve the proposal?

A.	In the event that the Proposal is not approved by the shareholders of the Trust, the current Trustees of the Trust will remain in place.

Q.	Whom do I call if I have questions regarding the proxy?
A.	If you have any questions regarding the Proposal to be voted on or need assistance in voting your shares, please contact Okapi Partners LLC, our proxy solicitor, toll-free at (877) 839-1083. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m. Eastern Time.

HUSSMAN INVESTMENT TRUST

Hussman Strategic Market Cycle Fund

Hussman Strategic Allocation Fund

Hussman Strategic Total Return Fund

6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043

(513) 587-3400

PROXY STATEMENT

September 8, 2026

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 15, 2026

This proxy statement is furnished by the Board of Trustees of Hussman Investment Trust (the “Trust”) and its funds (collectively, the “Funds”) in connection with the solicitation of proxies for use at the special meeting of shareholders of the Trust to be held on October 15, 2026, at 10:00 a.m. Eastern time, or at any adjournment thereof (the “Special Meeting”), at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. It is expected that the Notice of Special Meeting, this proxy statement, and a proxy card will be mailed to shareholders on or about September 17, 2026.

SUMMARY

At the Special Meeting, all shareholders of the Trust’s Funds, voting together, will be asked to vote to elect six individuals to the Board of Trustees of the Trust, three of whom are currently members of the Trust’s Board of Trustees. If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy card by mail, telephone or Internet allowing sufficient time for the proxy card to be received on or before the date of the Special Meeting. If your proxy card is properly returned by that date, shares represented by your proxy will be voted at the Special Meeting in accordance with your instructions. HOWEVER, IF NO INSTRUCTIONS ARE SPECIFIED ON THE PROXY WITH RESPECT TO THE PROPOSAL, THE PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS APPOINTED AS PROXIES UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. A shareholder may revoke a previously submitted proxy at any time prior to the Special Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246; (ii) properly executing a later-dated proxy; or (iii) attending the Special Meeting and voting in person.

The close of business on September 1, 2026 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Each full share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar (carried forward to two decimal places) of net asset value per share of a Fund held as of the close of business on the Record Date. Each fraction of a share will be entitled to a proportionate fractional vote.

As of the Record Date, the Trust’s net assets and the approximate number of shares outstanding were as follows:

FUND	NET ASSETS ($)	SHARES OUTSTANDING
Hussman Strategic Market Cycle Fund	$384,092,266	69,678,537
Hussman Strategic Allocation Fund	$25,303,224	2,492,036
Hussman Strategic Total Return Fund	$267,163,660	15,449,878

EXPENSES

The expenses of the Special Meeting will be borne proportionately by each Fund based on the assets of such Fund. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust. The Trust will also use Okapi Partners LLC, a third-party solicitor firm (the “Proxy Solicitor”), for additional assistance with the solicitation of proxies. The Trust expects to pay approximately $18,230 to the Proxy Solicitor for the solicitation of proxies. Persons holding shares as nominees will, upon request, be reimbursed by the Funds for their reasonable expenses incurred in sending soliciting materials to their principals.

UPON REQUEST, THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST’S ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS MAY BE OBTAINED BY WRITING TO THE TRUST AT HUSSMAN INVESTMENT TRUST, C/O ULTIMUS FUND SOLUTIONS, LLC, P.O. BOX 46707, CINCINNATI, OHIO 45246-0707 OR BY CALLING 1-800- HUSSMAN.

DISCUSSION OF PROPOSAL

INTRODUCTION

At the Special Meeting, it is proposed that six (6) individuals be elected as Trustees to the Board of the Trust (the “Board”) to hold office until their successors are appointed or duly elected and qualified, or until he sooner dies, resigns, retires or is removed in accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust. Shareholders are being asked to elect six individuals (each, a “Nominee” and, collectively, the “Nominees”) as Trustees of the Trust. John P. Hussman, Ph.D., David C. Anderson and William H. Vanover are currently Trustees of the Trust (collectively, the “Current Trustees”) and have been nominated for re-election. Peter W. Atwater, Chris S. Jones and Grant D. Williams (each, a “Candidate” and, collectively, the “Candidates”) are not currently Trustees of the Trust.

FOR THE REASONS DISCUSSED BELOW, THE BOARD, INCLUDING EACH OF THE TRUST’S CURRENT INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL SIX NOMINEES.

GENERAL INFORMATION

The Trust’s Board of Trustees currently consists of three Trustees, two of whom, David C. Anderson and William H. Vanover, are not “interested persons,” as such term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (an “Independent Trustee”), and one of whom, Dr. Hussman, is an “interested person” of the Trust (an “Interested Trustee”) that serves as the President of the Trust. In order to expand its breadth of experience and to assist in orderly succession following any future retirement of one or more of its current members, the Board of Trustees has determined to add each of the Candidates to the Board to increase its composition to five Independent Trustees and one Interested Trustee.

The Trust’s current Trustees are the initial Trustees and were elected by Dr. Hussman as the initial shareholder of the Trust at the time of the Trust’s initial formation. Section 16(a) of the 1940 Act generally requires the trustees of an investment company be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed by the Board of Trustees without the election by shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Therefore, shareholder approval is required to add the Candidates to the Board of Trustees. Accordingly, the Board of Trustees has determined that it would be in the best interests of shareholders to call a special meeting at this time and recommend the election by shareholders of each Nominee.

On July 23, 2026, the Nominating Committee of the Trust met and considered the nomination of the Candidates. Based on the Committee’s review and evaluation of each Candidate’s experience and qualifications, and the potential benefits to the Trust of adding three new Independent Trustees who could each add depth and breadth to the Board, the Committee nominated the Candidates to be presented to the Board. The Committee also considered and evaluated the Current Trustees and determined to nominate the Current Trustees to be presented to the Board to continue to serve as Trustees of the Trust. At a meeting on the same day, the Board approved the nomination of each of the Nominees to serve as a Trustee of the Trust, subject to approval of their election by shareholders, as required under the 1940 Act, and recommended to shareholders that they approve the Nominees as Trustees of the Trust.

The Current Trustees will continue to serve as Trustees of the Trust. If approved by shareholders at the Special Meeting, the Candidates will begin serving as members of the Board immediately following the Special Meeting.

       Each of the Nominees has consented to being named in this proxy statement and serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected.

INFORMATION REGARDING NOMINEES

The table below provides basic information about each Nominee. The mailing address for Dr. Hussman is 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043. The mailing address for all other Nominees is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name and Age	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(2)	Other Directorships Held by Trustee or Nominee for Trustee(3)
NOMINEE FOR RE-ELECTION AS INTERESTED TRUSTEE (CURRENTLY SERVES AS INTERESTED TRUSTEE)
John P. Hussman Ph.D. (age 64)	President and Trustee	Since June 2000	Chairman, President, and Treasurer of Hussman Strategic Advisors, Inc.	3	None
NOMINEES FOR RE-ELECTION AS INDEPENDENT TRUSTEES (CURRENTLY SERVE AS INDEPENDENT TRUSTEES)
David C. Anderson (age 76)	Trustee	Since June 2000	Retired. Network Administrator for Hephzibah Children’s Association (child welfare organization) until July 2021.	3	None
William H. Vanover (age 79)	Trustee	Since June 2000	Retired. Investment counselor with Planning Alternatives, Ltd. (investment adviser) until July 2018.	3	None
NOMINEES FOR ELECTION AS NEW INDEPENDENT TRUSTEES (CURRENTLY CANDIDATES)
Peter W. Atwater (age 65)	None	N/A	Author; Founder of Financial Insyghts LLC (consulting firm) since August 2006; Adjunct Lecturer of Economics at the College of William & Mary since January 2017.	0	None
Chris S. Jones (age 58)	None	N/A	Retired. Principal architect for SoC (System-on-Chip) development at NVIDIA until March 2025.	0	None
Grant D. Williams (age 59)	None	N/A	Author; Founder of Grant Williams SEZC (financial media publishing business) since January 2019. Edelweiss Holdings PLC non-executive directorship since July 2026.	0	None

1 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he sooner dies, resigns, retires or is removed in accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust.

2 The “Hussman Funds Complex” consist of all series of the Trust for which Hussman Strategic Advisors, Inc. (the “Adviser”) serves as investment adviser. As of September 1, 2026, the Hussman Funds Complex consisted of three Funds.

3 Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

4 John P. Hussman, Ph.D. is considered an Interested Trustee by virtue of his role as an affiliated person of the Adviser.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board of Trustees establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

The Current Trustees were selected with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series. As a group, the Board of Trustees has extensive experience in many different aspects of business oversight and management, including in the financial services and asset management industries.

•	Dr. John P. Hussman, Ph.D. is the founder of Hussman Strategic Advisors, Inc., the investment adviser to the Funds, and serves as President of the firm. He holds a Ph.D. in Economics from Stanford University and two degrees from Northwestern University: a Master’s degree in Education and Social Policy and a Bachelor’s degree in Economics, Phi Beta Kappa. Dr. Hussman was previously a professor of economics and international finance at the University of Michigan. His academic research centers on market efficiency and information economics, and his research on these topics has been published in leading academic journals and trade publications. Dr. Hussman has been active in the financial markets since 1981 and worked as an options mathematician at the Chicago Board of Trade in the mid-1980s. In 1988, he began publishing investment research, and in 1993 he became active in portfolio management. The Board has concluded that Dr. Hussman is qualified to serve as a Trustee because of his professional investment experience and his distinguished academic background.

•	Mr. David C. Anderson is currently retired. He has substantial experience in computer applications and investment research and analysis. Mr. Anderson worked for nearly 20 years as a research analyst for member firms of the Chicago Board Options Exchange and the Chicago Board of Trade, where he developed proprietary strategies and models for the stock, options, futures, and precious metals markets. The Board has concluded that Mr. Anderson is qualified to serve as a Trustee because of his expertise on the subject of trading systems and his experience in investment research and analysis, as well as his business experience generally.

•	Mr. William H. Vanover is currently retired. He is the co-founder of Planning Alternatives, Ltd., a personal financial planning and investment management firm, where he worked in various capacities (Chief Investment Officer, CCO and Investment Counselor) from 1982 until his retirement in July 2018. Mr. Vanover was employed in the financial services industry beginning in 1973 and was one of the early adherents to the financial planning movement. He served as a member of the Board of Managers of Susa Registered Fund, L.L.C., a closed-end management investment company, from January 2014 until July 2017. The Board has concluded that Mr. Vanover is qualified to serve as a Trustee because of his extensive experience in financial services and investments, as well as his business experience generally.

The following specific experience, qualifications, attributes, and/or skills apply to each respective Candidate:

•	Mr. Peter W. Atwater is an author, founder of the consulting firm Financial Insyghts LLC, serves as a member of the Investment Advisory Committee of AdventHealth, one of the nation’s largest non-profit, faith-based healthcare providers, and is an Adjunct Lecturer of Economics at the College of William & Mary, following a long career in asset management at various financial institutions. Mr. Atwater serves as an advisor to investors, policymakers, and business and non-profit leaders. The Board has concluded that Mr. Atwater is qualified to serve as a Trustee because of his extensive experience in financial services and investments, as well as his business experience generally.

•	Mr. Chris S. Jones is retired. Prior to his retirement in 2025, Mr. Jones held a variety of senior engineering and business roles at leading semiconductor and technology companies. From 2008 to his retirement, Mr. Jones served as the principal architect of NVIDIA’s performance models critical for predicting performance of its semiconductor products. Earlier in his career, Mr. Jones was a lead engineer at Intel Corp. with teams developing the Pentium Pro and subsequent processors. The Board has concluded that Mr. Jones is qualified to serve as a Trustee because of his extensive experience in the technology sector including oversight of complex systems, as well as his business experience generally.

•	Mr. Grant D. Williams is an author of a popular investment newsletter (“Things That Make You Go Hmmm…”) since 2009 and founded in 2019 Grant Williams SEZC, a financial media publishing business which encompasses podcasts, written reports and video interviews. Mr. Williams has held a non-executive directorship with Edelweiss Holdings PLC since July 2026. Prior to his current positions, Mr. Williams served for over 25 years in a number of senior roles at large international financial institutions during which he was responsible for the establishment, operation and oversight of securities trading desks for a variety of international financial instruments. The Board has concluded that Mr. Williams is qualified to serve as a Trustee because of his extensive experience in financial services and investments, as well as his business experience generally.

COMPENSATION OF TRUSTEES AND OFFICERS

Interested Trustees and officers of the Trust do not receive any direct compensation from the Trust. Each Independent Trustee receives an aggregate annual fee plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings from the Trust. Payment of such fees and expenses is allocated between each respective Fund. Messrs. Anderson and Vanover, and if elected, Messrs. Atwater, Jones and Williams would be entitled to receive compensation from the Trust for serving as Independent Trustees, including reimbursement for reasonable expenses incurred in attending meetings.

The chart below provides information about the total compensation accrued and payable to the Current Trustees by the Trust and the Fund Complex for the Trust’s most recently completed fiscal year, June 30, 2026. The Trust is the only investment company in the “Fund Complex.”

Name, Position	Aggregate Compensation from the Hussman Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
David C. Anderson, Independent Trustee	$103,700	None	None	$103,700
William H. Vanover, Independent Trustee	$95,000	None	None	$95,000
John P. Hussman, Ph.D., Interested Trustee	None	None	None	None

OWNERSHIP OF FUND SECURITIES

The table below shows the dollar range of equity securities beneficially owned by each Nominee, as of September 1, 2026, in each Fund of the Trust and all registered investment companies to be overseen by such Nominee in the Trust’s “family of investment companies,” which, as of the date of this Proxy Statement, included the three Funds of the Trust. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Name	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of Shares (All Funds)
INTERESTED TRUSTEE NOMINEE
John P. Hussman, Ph.D	Hussman Strategic Market Cycle Fund – Over $100,000	Over $100,000
Hussman Strategic Allocation Fund – Over $100,000
Hussman Strategic Total Return Fund – Over $100,000

INDEPENDENT TRUSTEE NOMINEES
David C. Anderson	Hussman Strategic Market Cycle Fund – Over $100,000	Over $100,000
Hussman Strategic Allocation Fund – None
Hussman Strategic Total Return Fund – None
Peter W. Atwater	Hussman Strategic Market Cycle Fund – None	None
Hussman Strategic Allocation Fund – None
Hussman Strategic Total Return Fund – None
Chris S. Jones	Hussman Strategic Market Cycle Fund – Over $100,000	Over $100,000
Hussman Strategic Allocation Fund – Over $100,000
Hussman Strategic Total Return Fund – Over $100,000
William H. Vanover	Hussman Strategic Market Cycle Fund – Over $100,000	Over $100,000
Hussman Strategic Allocation Fund – None
Hussman Strategic Total Return Fund – Over $100,000
Grant D. Williams	Hussman Strategic Market Cycle Fund – None	None
Hussman Strategic Allocation Fund – None
Hussman Strategic Total Return Fund – None

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

MEETINGS OF THE BOARD OF TRUSTEES. During the Trust’s most recently completed fiscal year, the Board of Trustees met 4 times. The Trust does not have a policy with respect to the Trustees’ attendance at meetings, but as a matter of practice all of the Trustees attend the Trust’s Board meetings (in-person or by telephone) to the extent possible. None of the Trustees attended fewer than 75% of the aggregate amount of meetings of the Board and Board committees for which they were eligible to attend.

NOMINATING COMMITTEE. The Board has established a Nominating Committee, the members of which are David C. Anderson and William H. Vanover. Each member of the Nominating Committee is an Independent Trustee. The Nominating Committee is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board. The Nominating Committee did not meet during the fiscal year ended June 30, 2026.

In overseeing the process of identifying and evaluating potential nominees, the Nominating Committee considers a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate’s character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Trustees. The Nominating Committee has not developed a formal policy with regards to the diversity of Board membership. The purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Current Trustees; (ii) the Trust’s officers; (iii) the Adviser; and (iv) any other source the Independent Trustees deem to be appropriate.

The Trust has not adopted procedures by which shareholders of the Funds may recommend nominees to the Board of Trustees.

The Board has adopted and approved a formal written charter for the Nominating Committee. In identifying and recommending candidates for election or appointment to the Board, the Committee shall seek individuals of high integrity, sound judgment, independence of mind, and a fiduciary orientation toward Fund shareholders. The Committee shall consider a candidate’s professional experience; financial literacy and analytical discipline; ability to understand the characteristics, potential benefits, risks, valuation issues, liquidity considerations, and conflicts associated with alternative investments; practical judgment regarding material risks; commitment to ethical conduct, fair dealing, and investor protection; constructive participation in Board deliberations; freedom from conflicts of interest; and availability to devote the time and attention necessary for conscientious service. The Committee also shall consider a candidate’s capacity to understand the distinctive investment approach of the Hussman Funds, including their full-cycle investment horizon, use of hedging strategies, potential tracking risk, and systematic, risk-managed investment disciplines. The Committee shall seek a Board whose collective experience, perspectives, and skills support thoughtful oversight, without treating formal credentials, industry prominence, or checklist-based governance practices as substitutes for judgment, character, and effective stewardship. A copy of the Nominating Committee Charter is included herein as Appendix A.

AUDIT COMMITTEE. The Board has established an Audit Committee, the members of which are David C. Anderson and William H. Vanover. Each member of the Audit Committee is an Independent Trustee. The principal functions of the Audit Committee are: (i) the appointment, retention, and oversight of the Trust’s independent auditor; (ii) to meet separately with the independent auditor and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditor concerning its conduct of the audit, including any comments or recommendations it deems appropriate. In addition, the Audit Committee acts as a liaison between the independent auditor and the full Board and pre-approves the scope of the audit and non-audit services the independent auditor provides to the Funds. David C. Anderson serves as the Chairman of the Audit Committee and, as such, presides at all meetings of the Audit Committee and facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by the Audit Committee. During the fiscal year ended June 30, 2026, the Audit Committee met three times.

The Board has determined that the Trust does not have an audit committee financial expert serving on its Audit Committee as such term is defined by Item 3 of Form N-CSR. None of the members of the Audit Committee, including the Nominees, meet the technical definition of an audit committee financial expert. The Board and the Audit Committee have concluded, however, that the members of the Audit Committee have sufficient financial expertise to address any issues that are likely to come before the committee. After evaluation of the accounting environment within which the registrant operates, it was the consensus of the Audit Committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the Audit Committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

THE BOARD OF TRUSTEES, INCLUDING THE TRUST’S CURRENT INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

COMMUNICATIONS WITH THE BOARD

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

VOTING REQUIREMENTS FOR SHAREHOLDER APPROVAL OF THE PROPOSAL

At the Special Meeting, it is proposed that the six Nominees be elected as Trustees of the Trust to hold office until their successors are appointed or duly elected and qualified, or until he sooner dies, resigns, retires or is removed in accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust. The election of a Nominee as a Trustee of the Trust requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a quorum is present, in person or by proxy, at the Special Meeting. IF YOU RETURN YOUR PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” ALL NOMINEES NAMED HEREIN. If the Nominees are not approved by shareholders of the Trust, the Current Trustees will remain in place, and the Current Trustees will consider alternative nominations.

ADDITIONAL INFORMATION

TRUST OFFICERS

The officers of the Trust, their respective ages, position held with the Trust, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Each officer also serves as an officer to one or more mutual funds for which Ultimus Fund Solutions, LLC acts as administrator. None of the officers receive compensation from the Trust for their services.

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Angela A. Simmons (age 51)	Treasurer	Since July 2025	Vice President – Financial Administration of Ultimus Fund Solutions, LLC since March 2022. She has worked at Ultimus in various capacities since January 2007.

Emile Molineaux (age 64)	CCO/AML Compliance Officer	Since April 2022	Senior Compliance Officer of Northern Lights Compliance Services, LLC since 2011; CCO of various Northern Lights clients.
David James (age 56)	Secretary	Since April 2022	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC since 2018.

AGGREGATE TRUSTEE AND OFFICER FUND OWNERSHIP.

As of September 1, 2026, officers and Current Trustees of the Trust, in the aggregate, owned the following percentages of each Fund’s outstanding voting shares: Hussman Strategic Market Cycle Fund: 5.17%; Hussman Strategic Allocation Fund: 51.01%; Hussman Strategic Total Return Fund: 1.26%.

INVESTMENT ADVISER

Hussman Strategic Advisors, Inc., located at 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, acts as the investment adviser to the Trust.

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the distributor of the Trust.

ADMINISTRATOR

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the administrator of the Trust.

5% AND 25% SHAREHOLDERS

As of the Record Date, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of a Fund’s shares. Persons who owned of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to control such Fund within the meaning of the 1940 Act.

Hussman Strategic Market Cycle Fund
Shareholder	Percentage of Outstanding Fund Shares
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers 211 Main Street San Francisco, California 94105	28.84%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	16.22%

Hussman Strategic Allocation Fund
Shareholder	Percentage of Outstanding Fund Shares
John P Hussman TTEE/The John P Hussman Revocable Trust DTD 07/02/24 1313 Winners Circle Gambrills, MD 21054	38.17%
The Hussman Foundation, Inc. 6021 University Blvd Suite 490 Ellicott City, MD 21043	17.69%
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers 211 Main Street San Francisco, California 94105	15.51%
John P. Hussman 2005 Irrevocable Trust, John Kenny Trustee c/o Sims & Campbell 181 Truman Parkway, Suite 150 Annapolis, Maryland 21401	12.37%
Vanguard Brokerage Services P. O. Box 982901 El Paso, Texas 79998	7.72%

Hussman Strategic Total Return Fund
Shareholder	Percentage of Outstanding Fund Shares
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers 211 Main Street San Francisco, California 94105	41.31%
Vanguard Brokerage Services P. O. Box 982901 El Paso, Texas 79998	5.91%

The Trust believes that most of the shares referred to above as held by those intermediaries indicated were held in accounts for their beneficial, agency or custodial customers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”) serves as the independent registered public accounting firm for the Trust. Representatives of Cohen are not expected to be present at the Special Meeting but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES. Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen for the audit of the Trust’s annual financial statements and services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for those years.

Fiscal year ended 2026: $49,500

Fiscal year ended 2025: $49,500

AUDIT-RELATED FEES. There were no fees billed to the Trust in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under “Audit Fees” above (together, “Audit-Related Services”). With respect to engagements that related directly to the operations or financial reporting of the Trust, there were no fees billed by Cohen for Audit-Related Services to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust (together referred to herein as “Affiliated Service Providers”) for each of the last two fiscal years.

TAX FEES. Cohen reviewed each Fund’s income tax returns for the two most recent fiscal years ended 2026 and 2025. Aggregate fees billed to the Trust for such services were $12,000 for each fiscal year.

ALL OTHER FEES. There were no fees billed to the Trust in each of the last two fiscal years for other products and services by Cohen, other than the services reported above (together, “Other Fees”). With respect to engagements that related directly to the operations or financial reporting of the Trust, Cohen did not bill the Adviser or the Affiliated Service Providers for Other Fees in each of the last two fiscal years.

AGGREGATE NON-AUDIT FEES. There were no non-audit fees billed by Cohen to the Trust, the Adviser or the Affiliated Service Providers in each of the last two fiscal years.

AUDIT COMMITTEE PRE-APPROVAL AND PROCEDURES. The Audit Committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The pre-approval policies and procedures require pre-approval by the Trust of all audit and permissible non-audit services to be provided to the Trust by Cohen, including fees. Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

BOARD CONSIDERATION OF NON-AUDIT SERVICES. During the past two fiscal years, Cohen did not report to the Audit Committee the existence of any non-audit services, other than the tax services referenced above, that were provided to the Trust, the Adviser or the Affiliated Service Providers.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a business trust under the laws of the State of Ohio. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Amended and Restated Agreement and Declaration of Trust and the Trust’s Bylaws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

QUORUM, VOTING AND OTHER MATTERS

In order to act upon the proposal, a quorum is required to be present at the Special Meeting. Holders of a majority of shares entitled to vote in person or represented by proxy on the proposal shall constitute a quorum for the transaction of business at the Special Meeting, and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Trust’s Amended and Restated Agreement and Declaration of Trust or the Trust’s Bylaws. Any lesser number, however, shall be sufficient for adjournments.

Abstentions and “broker non-votes” will not be counted for or against the proposal but will be counted for purposes of determining whether a quorum is present. The Trust believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the proposal when they have not received instructions from beneficial owners.

No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a period or periods to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to the proposal to the extent they are authorized to vote in favor of the proposal and will vote against any such adjournment to the extent they are required to vote against the proposal. The Trust will bear the costs of any additional solicitation and any adjourned sessions.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

By Order of the Trustees,

/s/ John P. Hussman, Ph.D.

John P. Hussman, Ph.D.

President

Dated: September 8, 2026

APPENDIX A

HUSSMAN INVESTMENT TRUST

NOMINATING COMMITTEE CHARTER

Adopted June 10, 2004

SECTION 1.    MEMBERSHIP

(a)	The Nominating Committee (“Committee”) of the Board of Trustees (the “Board”) of Hussman Investment Trust (the “Trust”) shall be composed of Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940)(the “1940 Act”) of the Trust (“Independent Trustees”), and who are appointed by the Board from time to time.
(b)	The Committee shall appoint its Chairperson.

SECTION 2.    PURPOSES

(a)	The Committee shall oversee the composition of both the Board and the various committees of the Board to ensure that competent and capable candidates fill Trustee positions on the Board and each of its committees.
(b)	The Committee shall ensure that the selection of each Trustee is conducted in such a fashion so as to enhance the independence of Independent Trustees whose primary loyalty and responsibilities are to the Trust and its shareholders.

SECTION 3.    DUTIES AND POWERS

(a)	The Committee shall review candidates for, and select and make nominations of persons to serve as Independent Trustees. In carrying out this duty, the Committee shall:
(i)	evaluate the candidates’ qualifications and their independence from the investment adviser of the Trust and other principal service providers to the Trust;
(ii)	select persons who are “independent” in terms of both the letter and the spirit of the 1940 Act; and
(iii)	consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or any service provider, or any of their affiliated persons.

(b)	The Committee shall periodically review the composition of the Board to determine whether for any reason it may be appropriate to add new Trustees.
(c)	The Committee shall review the membership of each committee established by the Board.

SECTION 4.    PROCEDURAL MATTERS

(a)	The Committee shall meet periodically as it deems necessary.
(b)	The Committee shall review its operations periodically and recommend changes to this Charter to the Board as appropriate.
(c)	The Committee shall prepare minutes of and report to the Board on its meetings.
(d)	The Committee shall have the authority to make reasonable expenditures, including expenditures to retain experts and counsel, related to the aforementioned duties and tasks that will be reimbursed by the Trust.

PROXY	PROXY

HUSSMAN INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 15, 2026
225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Hussman Investment Trust (the “Trust”), hereby appoints Brian Lutes and Todd Heim as proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held in person at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, at 10:00 a.m. Eastern Time, on October 15, 2026, and any adjournments or postponements thereof (the “Meeting”).

The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon. If no specification is made for the Proposal, the proxy will be voted “FOR” the nominees listed in the Proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE
CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.     By Phone: Call Okapi Partners toll-free at: (877) 839-1083 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST).

OR

2.     By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/Hussman2026 and follow the simple on-screen instructions. Alternatively, you can also submit your vote by scanning the unique QR code below and following the simple on-screen instructions:

INSERT QR CODE

OR

3.     By Mail: Sign, Date, and Return this proxy card using the enclosed postage paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on October 15, 2026

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1

INSTRUCTIONS: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

1. To elect six members of the Board of Trustees of the Trust.
		FOR	WITHHOLD
1a.	John P. Hussman Ph.D.	☐	☐
1b.	David C. Anderson	☐	☐
1c.	William H. Vanover	☐	☐
1d.	Peter W. Atwater	☐	☐
1e.	Chris S. Jones	☐	☐
1f.	Grant D. Williams	☐	☐

To transact such other business as may properly come before the Special Meetings or any adjournments or postponements thereof

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2026

THE NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS, PROXY STATEMENT AND PROXY CARD
ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/HUSSMAN